UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 21, 2020

PHMC, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-185146	45-4924646
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

106 E. Lincolnway Blvd. Ste 307
Cheyenne, WY 82001
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 402-1573
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm.

On January 21, 2020, the independent registered public accounting firm, MaloneBailey LLP, of Houston, Texas (“MaloneBailey”), resigned by written letter (the “Letter”) to PHMC, Inc. (the “Company”) as the Company’s independent registered public accounting firm.

MaloneBailey had previously attempted to communicate its prior resignation to the Company by a letter dated December 18, 2019. However, due to changes in the Company’s mailing address and forwarding addresses, the Letter was not received by the Company until January 15, 2020. The Company contacted MaloneBailey for confirmation, and the resignation was confirmed by MaloneBailey in correspondence received January 21, 2020.

MaloneBailey was engaged by the Company on July 18, 2018, as the Company’s independent registered public accounting firm, following the dismissal by the Company of its previous registered public accounting firm.

By way of background, MaloneBailey previously was engaged as the Company’s independent registered public accounting firm from 2013 through MaloneBailey’s resignation on June 1, 2017.  MaloneBailey previously audited the Company’s financial statements for the years ended December 31, 2012 and 2013.  Following its engagement on July 18, 2018, MaloneBailey did not provide any audit reports to the Company, and as such, there were no adverse opinions or disclaimers of opinion and no qualifications or modifications as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal years ended December 31, 2019, and during the subsequent interim period from January 1, 2018 through January 15, 2020, (i) there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided MaloneBailey with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that MaloneBailey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether MaloneBailey agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of MaloneBailey’s letter dated January 21, 2020, is filed as Exhibit 16.1 to this Form 8-K.

As of the date of this Current Report, the Company had not yet engaged a new public accounting firm. The Company has been going through restructuring and expects to provide additional disclosures during the current fiscal year about the Company’s plans and direction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter dated January 21, 2020, from MaloneBailey to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHMC, Inc.

Date: January 28, 2020
By: /s/ Stephen Kim
Name: Stephen Kim
Title: President, Chief Executive Officer